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                                                                   Exhibit 99.C2


                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated July 15, 2003 in the Registration Statement of Equity Opportunity Trust, Value Select Ten Series 2003C.


                                                           ERNST & YOUNG LLP


July 15, 2003
New York, New York